                                                                   EXHIBIT 10.24



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR PURSUANT TO RULES 144 OR 144A UNDER THE ACT OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AND ITS COUNSEL THAT THERE IS AN EFFECTIVE EXEMPTION FROM SUCH REGISTRATION.



                               HYPERBARIC SYSTEMS

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                   VOID AFTER 5:00 P.M. PACIFIC STANDARD TIME

                              ON SEPTEMBER 21, 2004

        FOR VALUE RECEIVED, The Corporate Law Group (the "Warrant Holder") is entitled to subscribe for and purchase, subject to the terms and conditions set forth in this Warrant, Ten Thousand Five Hundred (10,000) shares of Common Stock ("Stock") of HYPERBARIC SYSTEMS, a California corporation (the "Company"). The exercise price of this warrant (the "Exercise Price") and purchase price of the Stock shall be $1.50 per share.

        1. CONDITIONS TO EXERCISE THIS WARRANT. Subject to the provisions and upon the terms and conditions herein set forth, this Warrant may be exercised in whole, or in part as set forth herein, at any time during the period ending at 5:00 p.m., Pacific Standard Time on September 21, 2004 (the "Warrant Termination Date"). In no event may this Warrant be exercised after the Warrant Termination Date.

        2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. The purchase right represented by this Warrant may only be exercised by the registered holder hereof, in whole or in part as set forth herein, by the surrender of this Warrant (with the notice of exercise provision contained on the last page hereof duly executed) at the principal office of the Company, and by the payment to the Company, by check, cancellation of indebtedness, or both, of an amount equal to the Exercise Price per share multiplied by the number of shares then being purchased. Notwithstanding the terms hereof allowing partial exercise of this Warrant, in no event may this Warrant be exercised at any time for less than twenty-five percent (25%) of the number of shares for which this Warrant is originally exercisable. In the event of the partial exercise hereof, a replacement warrant in substantially the form hereof, but for the number of shares for which this Warrant is not exercised shall be delivered to the Warrant Holder within a reasonable period of time following such partial exercise. In the event of any exercise of this Warrant, certificates for the shares of Stock so purchased shall be delivered to the holder hereof as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant.

        3. STOCK FULLY PAID; RESERVATION OF SHARES. All shares of Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and validly issued, and fully paid and non-assessable, and free from all taxes, liens, and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to cause to be authorized, and thereafter at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Stock to provide for the exercise of the rights represented by this Warrant.

        4. ADJUSTMENTS IN CONVERSION PRICE. In the event the Company hereof shall fix a record date for any stock split, reverse split, combination or recapitalization or for the determination of holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock or other securities or rights convertible into or entitling the holder thereof to receive directly or indirectly, additional shares of common stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of common stock or Common Stock Equivalents, then, as of such record date, (or the date of such event if no record date is Fixed), the price per share of Common Stock for which this Warrant may be exercised shall be appropriately decreased or increased so that the number of shares of Common Stock issuable on exercise hereof shall be increased or decreased in proportion to such increase or decrease of outstanding shares, with any such Common Stock Equivalents evaluated on a full dilution, full conversion basis. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms or provisions to be observed or performed under this provision.

        5. FRACTIONAL SHARES. No fractional shares of Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor equal to the product of such fraction and the Exercise Price.

        6. COMPLIANCE WITH SECURITIES LAWS; DISPOSITION OF WARRANT AND SHARES OF COMMON STOCK.

                (a) Compliance With Securities Laws. The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Stock to be issued upon exercise hereof are being acquired for investment purposes only and that such Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Stock so purchased are being acquired for investment purposes only and not with a view toward distribution or resale. This Warrant and all shares of Stock issued upon exercise of this Warrant shall be stamped or imprinted with a legend therein setting forth substantially the following statement (in addition to any legend required by state securities laws):

               THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.

               (b) Transfer of Warrant or Shares of Stock. Each certificate representing the shares of Stock issued hereunder shall bear a legend as to the restrictions on transferability in order to insure compliance with applicable securities laws unless, in the opinion of counsel for the Company, such legends are not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

        7. "MARKET STAND-OFF" AGREEMENT. The Warrant Holder agrees that, during that period of duration specified by the Company and an underwriter of common stock (or other securities) of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, the Warrant Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any common stock of the Company held by Holder at any time during such period except common stock included in such registration, provided, however, that (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company and all persons with registration rights with respect to securities of the Company enter into similar agreements.

           In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such common stock held by Holder until the end of such period.

        8. RIGHTS OF SHAREHOLDERS. This Warrant shall not entitle the Holder to be deemed the holder of stock or any other securities of the Company which may be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the certificates representing the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.


                                       HYPERBARIC SYSTEMS,
                                       A CALIFORNIA CORPORATION

                                   BY:
                                       -----------------------------------------
                                       MR. ARDETH SEALY, CHIEF FINANCIAL OFFICER
                                       AND SECRETARY

                               NOTICE OF EXERCISE


TO:     HYPERBARIC SYSTEMS


        1. The undersigned hereby elects to purchase _________________ (___________) shares of Common Stock of HYPERBARIC SYSTEMS (the "Company") pursuant to the terms of the foregoing Warrant, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

        2. Please issue a certificate or certificates representing such securities in the name of the undersigned or in such other name as is specified below:

                         -------------------------------
                                     (NAME)

                         -------------------------------

                         -------------------------------
                                    (ADDRESS)

        3. The undersigned represents that the shares of Stock set forth above are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an investment representation statement in a form reasonably requested by the Company as a condition to the exercise herein noticed.


                                        BY:
                                            ------------------------------------
                                            AUTHORIZED SIGNER



                                            ------------------------------------
                                            DATE